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                                                                      EXHIBIT 23


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the below listed Registration Statements of VF Corporation of our report dated March 7, 2005 relating to the financial statements, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in the Annual Report to Stockholders, which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report dated March 7, 2005 relating to the financial statement schedule, which appears in this Form 10-K.

     (1) Post-Effective Amendment No. 1 to Registration Statement No. 333-32789 on Form S-8, which constitutes Post-Effective Amendment No. 9 to Registration Statement No. 2-85579 on Form S-8, Post-Effective Amendment No. 5 to Registration Statement No. 33-26566 on Form S-8, Post-Effective Amendment No. 2 to Registration Statement No. 33-55014 on Form S-8 and Post-Effective Amendment No. 2 to Registration Statement No. 33-60569 on Form S-8;
     (2) Post-Effective Amendment No. 1 to Registration Statement No. 33-33621 on Form S-8, which constitutes Post-Effective Amendment No. 2 to Registration Statement No. 2-99945 on Form S-8;
     (3)  Registration Statement No. 333-59727 on Form S-8;
     (4) Post-Effective Amendment No. 1 to Registration Statement No. 33-41241 on Form S-8;
     (5)  Registration Statement No. 333-72267 on Form S-8;
     (6) Post-Effective Amendment No. 1 to Registration Statement No 333-49023 on Form S-8;
     (7)  Registration Statement No. 33-10491 on Form S-3;
     (8)  Registration Statement No. 33-53231 on Form S-3;
     (9) Registration Statement No. 333-84193 on Form S-8, Post-Effective Amendment No. 1 thereto;
     (10) Registration Statement No. 333-94205 on Form S-8;
     (11) Registration Statement No. 333-50956 on Form S-4;
     (12) Registration Statement No. 333-67502 on Form S-8;
     (13) Registration Statement No. 333-110458 on Form S-4 and Post-Effective Amendment No. 1 thereto;
     (14) Registration Statement No. 333-118547 on Form S-8.


/s/ PricewaterhouseCoopers LLP
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Greensboro, North Carolina
March 7, 2005